SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                                October 21, 2004

                Date of report (Date of earliest event reported)



                       Integrated Device Technology, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                     0-12695                      94-2669985
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     (State of             (Commission File Number)            (IRS Employer
  Incorporation)            Identification No.)



                 2975 Stender Way, Santa Clara, California 95054
               (Address of principal executive offices) (Zip Code)


                                 (408) 727-6116
              (Registrant's telephone number, including area code)


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Item 2.02 and Item 7.01.     Results of Operations and Financial Condition.

         The information in this Report, including the Exhibit 99.1 attached hereto, is furnished pursuant to Item 2.02 and Item 7.01 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

         On October 21, 2004, Integrated Device Technology, Inc. (the "Company") announced its results of operations and financial condition as of and for the quarter ended September 26, 2004, and the approval of a stock repurchase program in a press release that is attached hereto as Exhibit 99.1.

         The Company's press release contains non-GAAP financial measures. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures included in the press release.

         Non-GAAP Statements of Operations are presented in the press release. Non-GAAP Statements of Operations exclude acquisition-related charges and other expenses and benefits that management believes are not directly related to the Company's ongoing operations. For example, for the quarter ended September 26, 2004, the Company excluded gains realized on the sale of assets held in connection with the earlier closure of its Salinas, CA fabrication facility. For the quarter ended June 27, 2004, the Company excluded a loss on an equity investment as well as costs and benefits associated with closing the Salinas, CA fabrication facility. Also, for the quarter ended September 28, 2003, in addition to costs associated with closing the Salinas, CA fabrication facility, non-GAAP results also excluded restructuring costs and a gain on the sale of equity holdings in PMC-Sierra, Inc. These non-GAAP results are consistent with another way management internally evaluates results of operations and the Company believes this presentation format may be useful to readers of our financial results. However, the Company's non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information provided in the Company's press release should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP.

         The Company also announced that its Board of Directors has approved a stock repurchase program for the repurchase of up to $50 million of its Common Stock. Repurchases under the Company's stock repurchase program may be made from time to time in the open market and in negotiated transactions, including block transactions or accelerated stock repurchase transactions, at times and at prices considered appropriate by the Company. The repurchase program is effective immediately and may be discontinued at any time.

         The foregoing description is qualified in its entirety by reference to the Company's Press Release dated October 21, 2004, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.


99.1   Press Release dated October 21, 2004.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 21, 2004

                                  INTEGRATED DEVICE TECHNOLOGY, INC.




                                   By: /s/ Clyde R. Hosein
                                  ---------------------------------------
                                           Clyde R. Hosein
                                           Vice President and Chief
                                           Financial Officer
                                           (duly authorized officer)